UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 5, 2019
AMNEAL PHARMACEUTICALS, INC.
 (Exact name of registrant as specified in its charter)

Delaware	001-38485	32-0546926
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
400 Crossing Blvd
Bridgewater, NJ 08807
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (908) 947-3120
N/A
(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01 per share	AMRX	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02    Results of Operations and Financial Condition.
On August 5, 2019, Amneal Pharmaceuticals, Inc. (the “Company”) issued a press release announcing its results for the second quarter ended June 30, 2019. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.
The information in this report furnished pursuant to Item 2.02, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. It may only be incorporated by reference in another filing under the Exchange Act or the Securities Act of 1933, as amended (the "Securities Act"), if such subsequent filing specifically references the information furnished pursuant to Item 2.02 of this report.

Item 7.01	Regulation FD.
The Company announced that the conference call discussing the Company’s financial results for the second quarter ended June 30, 2019 (the “Earnings Call”) originally scheduled to be held on Thursday, August 8, 2019 at 8:30 a.m. Eastern Time was being moved to Monday, August 5, 2019 at 8:30 a.m. Eastern Time. To access the Earnings Call through a conference line, dial (844) 746-0741 (in the U.S.) and (412) 317-5273 (international callers). The webcast of the Earnings Call will be accessible through the Investor Relations section of the Company's website at https://investors.amneal.com.

The Company intends to reference an investor presentation during the Earnings Call. A copy of the presentation can be accessed at the investors section of the Company’s website, https://investors.amneal.com, under the “Events & Presentations” heading.

The information in this report furnished pursuant to Item 7.01 shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section. It may only be incorporated by reference in another filing under the Exchange Act or the Securities Act if such subsequent filing specifically references the information furnished pursuant to Item 7.01 of this report.

Item 9.01	Financial Statements and Exhibits.
(d)     Exhibits.

The following exhibit is furnished herewith

Exhibit No.	Description
99.1	Press release issued August 5, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 5, 2019	AMNEAL PHARMACEUTICALS, INC.

	By:	/s/ Todd P. Branning
	Name:	Todd P. Branning
	Title:	Senior Vice President and Chief Financial Officer